SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 10, 1998

                          FIRST CHICAGO NBD CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               1-7127                             38-1984850
      (Commission File Number)        (IRS Employer Identification No.)

 One First National Plaza, Chicago, Illinois        60670
  (Address of Principal Executive                 (Zip Code)
              Offices)

       Registrant's telephone number, including area code: (312) 732-4000

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.     OTHER EVENTS

            On April 10, 1998, the Registrant and BANC ONE CORPORATION, an Ohio corporation ("ONE"), entered into an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which, subject to the conditions and upon the terms stated therein, the Registrant and ONE will each merge into a new company ("Newco") organized to effect the Merger (such mergers, collectively, the "Merger"). Newco will be the surviving corporation in the Merger.

            In accordance with the Agreement, each share of the common stock, without par value, of ONE ( "ONE Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") will at the Effective Time be converted into one share of the common stock, without par value, of Newco ("Newco Common Stock), and each share of the common stock, par value $1.00 per share, of the Registrant ("FCN Common Stock") outstanding immediately prior to the Effective Time will at the Effective Time be converted into the right to receive 1.62 shares of Newco Common Stock. In addition, each share of FCN's Preferred Stock with Cumulative and Adjustable Dividends, Series B, and Preferred Stock with Cumulative and Adjustable Dividends, Series C, in each case outstanding immediately prior to the Effective Time, will be converted into the right to receive one share of a series of corresponding preferred stock of Newco with substantially the same terms.

            Consummation of the transactions contemplated by the Agreement is subject to the terms and conditions contained in the Agreement, including, among other things, the receipt of approval of the Merger by the respective shareholders of ONE and the Registrant and the receipt of certain regulatory approvals. The Merger and the transactions contemplated by the Agreement will be submitted for approval at meetings of the shareholders of ONE and the Registrant that are expected to take place in the third quarter of 1998. The foregoing description is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and hereby incorporated herein by reference.

            Immediately following their execution and delivery of the Agreement, the Registrant and ONE entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which the Registrant granted ONE the right, upon the terms and subject to the conditions set forth therein, to purchase up to 57,150,376 shares of FCN Common Stock at a price of $94.00 per share, and pursuant to the other of which ONE granted the Registrant the right, upon the terms and subject to the conditions set forth therein, to purchase up to 128,122,944 shares of ONE Common Stock at a price of $61.75 per share. The foregoing description of the Stock Option Agreements is qualified in its entirety by reference to the complete text of such Stock Option Agreements, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and hereby incorporated herein by reference.

            A copy of the press release, dated April 13, 1998, jointly issued by the Registrant and ONE relating to the Merger is attached as Exhibit 99.3 hereto and is hereby incorporated herein by reference.

            A copy of the presentation to investors, dated April 13, 1998, relating to the Merger and given jointly by the Registrant and ONE, is attached as Exhibit 99.4 hereto and is hereby incorporated herein by reference.

            This current report on Form 8-K, and the exhibits hereto, contain certain estimates and projections regarding the Registrant, ONE and the combined company following the Merger, including without limitation estimates and projections relating to the pro forma business and assets of the combined company, the cost savings, revenue increases and

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restructuring charges expected as a result of the Merger and the expected impact of the transaction on earnings per share of the constituent corporations. These estimates and projections constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995).
Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements.

            Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to risks and uncertainties related to the consummation and execution of the contemplated transaction (including integration activities), as well as: (i) the strength of the U.S. economy in general and the strength of the local economies in which operations are conducted; (ii) the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (iii) inflation, interest rate, market and monetary fluctuations; (iv) the timely development of and acceptance of new products and services and perceived overall value of these products and services by users; (v) changes in consumer spending, borrowing and saving habits; (vi) technological changes (including "Year 2000" data systems compliance issues); (vii) acquisitions and integration of acquired businesses;
(viii) the ability to increase market share and control expenses; (ix) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which the Registrant, ONE and the combined company after the merger, and their respective subsidiaries and competitors, must comply; (x) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board; (xi) changes in the organization, compensation and benefit plans of the Registrant, ONE and the combined company after the merger, and their respective subsidiaries; (xii) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and
(xiii) the success of the Registrant, ONE and the combined company after the merger at managing the risks involved in the foregoing.

 Such forward-looking statements speak only as of the date on which such statements are made, and the Registrant undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made to reflect the occurrence of unanticipated events.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

      (a)   Financial Statements.

      Not applicable.

      (b)   Pro Forma Financial Information.

      Not applicable.

       (c)   Exhibits.

     Exhibit  2.1 Agreement and Plan of Reorganization, dated as of April
                  10, 1998, by and among BANC ONE CORPORATION, First Chicago NBD Corporation and Hornet Reorganization Corporation.

     Exhibit 99.1 Stock Option Agreement, dated as of April 10, 1998, by and between First Chicago NBD Corporation, as issuer, and BANC ONE CORPORATION, as grantee.

     Exhibit 99.2 Stock Option Agreement, dated April 10, 1998, by and between BANC ONE CORPORATION, as issuer, and First Chicago NBD Corporation, as grantee.

     Exhibit 99.3 Joint Press Release, dated April 13, 1998.

     Exhibit 99.4 Investor Presentation, dated April 13, 1998.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 14, 1998                FIRST CHICAGO NBD CORPORATION
                                             (Registrant)

                                      By: /s/ M. Eileen Kennedy
                                              -----------------
                                              M. Eileen Kennedy
                                                 Treasurer